Income Taxes	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Jun. 30, 2012
Income Taxes

8.    INCOME TAXES

The Company accounts for income taxes in accordance with the provision of ASC 740 Income Taxes. Generally, fluctuations in the effective tax rate are primarily due to changes in the U.S. and non-U.S. pretax income resulting from the Company’s business mix and changes in the tax impact of special items and other discrete tax items, which may have unique tax implications depending on the nature of the item. Such discrete items include, but are not limited to, changes in foreign statutory tax rates, the amortization of certain assets and the tax impact of changes in our FIN 48 reserves. In the normal course of business, we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as the United States, Germany, France, and the United Kingdom. We are no longer subject to non-U.S. income tax examinations for years prior to 2001. Under the terms of the purchase agreement related to the 2007 acquisition, the Company is indemnified by its former owner for tax liabilities that may arise in the future that relate to tax periods prior to April 10, 2007. The indemnification agreement includes, among other taxes, any and all federal, state and international income based taxes as well as interest and penalties that may be related thereto. As of March 31, 2013 and June 30, 2012, approximately $6 million and $8.3 million of unrecognized tax benefit is subject to indemnification by our former owner, respectively.

As of March 31, 2013 and June 30, 2012, the Company had a total of $36.0 million and $33.4 million of unrecognized tax benefits, respectively. As of these dates, $9.5 million and $8.9 million , respectively, represent the amount of unrecognized tax benefits, which, if recognized, would favorably impact the effective income tax rate. The Company recognizes interest and penalties related to uncertain tax positions as a component of income tax expense. As of March 31, 2013 and June 30, 2012, the Company has approximately $4.9 million and $6.0 million of accrued interest and penalties related to uncertain tax positions, respectively. As of these dates, the portion of such interest and penalties subject to indemnification by our former owner is $4.0 million and $5.3 million , respectively.

9. INCOME TAXES

Earnings/(loss) from continuing operations before income taxes and discontinued operations are as follows for the fiscal years ended 2012, 2011 and 2010:

(in millions)	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011	Fiscal Year Ended June 30, 2010
U.S. Operations	($402.1)	($85.1)	($543.5)
Non-U.S. Operation	$420.7	$79.7	$328.1

	$18.6	($5.4)	($215.4)

The provision /(benefit) for income taxes consists of the following for the fiscal years ended 2012, 2011 and 2010:

(in millions)	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011	Fiscal Year Ended June 30, 2010
Current:
Federal	$—	$(0.9)	$2.8
State and local	0.1	(0.5)	0.4
Non-U.S.	19.2	19.0	33.5

Total	$19.3	$17.6	$36.7

Deferred:
Federal	$6.0	$5.5	$5.5
State and local	0.2	1.2	1.2
Non-U.S.	(9.0)	(0.6)	(21.5)

Total	(2.8)	6.1	(14.8)

Total provision/(benefit)	$16.5	$23.7	$21.9

A reconciliation of the provision/(benefit) based on the federal statutory income tax rate to the Company’s effective income tax rate is as follows for the fiscal years ended 2012, 2011 and 2010:

(in millions)	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011	Fiscal Year Ended June 30, 2010
Provision at U.S. Federal Statutory tax rate	$8.7	$(5.4)	$(91.2)
State and local income taxes, net of federal benefit	0.2	0.8	(8.3)
Foreign tax rate differential	(43.1)	(11.8)	(12.6)
Goodwill impairment	—	—	69.2
Permanent items	34.8	2.8	56.2
Unrecognized Tax Positions	(2.8)	2.5	(1.3)
Tax valuation allowance	28.1	29.5	10.3
Foreign tax credit	(0.2)	(0.2)	—
Income Tax	(7.7)	6.1	—
Other	(1.5)	(0.6)	(0.4)

	$16.5	$23.7	$21.9

As of June 30, 2012, the Company had $406.6 million of undistributed earnings from non-U.S. subsidiaries that are intended to be permanently reinvested in non-U.S. operations. As these earnings are considered permanently reinvested, no U.S. tax provision has been accrued related to the repatriation of these earnings. It is not feasible to estimate the amount of U.S tax that might be payable on the eventual remittance of such earnings.

Deferred income taxes arise from temporary differences between financial reporting and tax reporting bases of assets and liabilities, and operating loss and tax credit carry forwards for tax purposes. The components of the deferred income tax assets and liabilities are as follows at June 30, 2012 and 2011:

(in millions)	2012	2011
Deferred income tax assets:
Accrued liabilities	$38.0	$37.8
Equity compensation	7.3	7.0
Loss and tax credit carry forwards	216.0	278.9
Foreign Currency	27.6	23.2
Pension	38.5	14.3
Property-related	25.9	15.2
Intangibles	15.9	3.0
Other	8.3	6.7
OCI	27.0	14.3

Total deferred income tax assets	404.5	400.4
Valuation Allowance	(250.7)	(265.6)

Net deferred income tax assets	153.8	134.8

(in millions)	2012	2011
Deferred income tax liabilities:
Accrued Liabilities	(2.5)	(2.1)
Equity Compensation	0.1	—
Foreign Currency	(1.2)	(0.5)
Property-related	(30.0)	(17.1)
Goodwill and other intangibles	(187.0)	(155.0)
Other	(0.9)	(0.8)
OCI	—	(17.9)

Total deferred income tax liabilities	(221.5)	(193.4)

Net deferred income tax liabilities	$(67.7)	$(58.6)

Deferred tax assets and liabilities in the preceding table are in the following captions in the balance sheet at June 30, 2012 and 2011:

(in millions)	2012	2011
Current deferred tax asset	$18.6	$20.0
Non-current deferred tax asset	135.2	114.8
Current deferred tax liability	(1.6)	(0.7)
Non-current deferred tax liability	(219.9)	(192.7)

Net deferred tax liability	$(67.7)	$(58.6)

At June 30, 2012, the Company has federal net operating loss carry forwards of $413.6 million, $7.8 million of which are subject to Internal Revenue Code Section 382 limitations. The federal loss carry forwards expire through 2032. At June 30, 2012, the Company has state tax loss carry forwards of $587.5 million. Approximately $213 million of these losses are state tax losses generated in periods prior to the period ending June 30, 2007. Substantially all state carry forwards have twenty year carry forward period. In accordance with ASC 718, $37.8 million of federal and state losses were generated in prior tax years as a result of tax deductions for equity. Such deductions are not being recognized for financial statement purposes because a cash tax benefit was not realized by the Company. As a result, these deductions are not reflected in the federal and state net operating loss carry forward amounts indicated above. At June 30, 2012, the Company has international tax loss carry forwards of $67.7 million. Substantially all of these carry forwards are available for at least three years or have an indefinite carry forward period.

The Company has established a full valuation allowance against its net federal and state deferred tax assets as management does not believe it is more likely than not that these assets will be realized. The Company’s overall valuation allowance as of June 30, 2011 was $265.6 million. During the fiscal year the increase/(decrease) in valuation allowance related to federal, state and foreign assets was $62.4, $(64.6), $(12.7) million, respectively. As of June 30, 2012 the valuation allowance totaled $250.7 million. This total includes a full valuation allowance of $201.6 million and $42.7 million against its net federal and state deferred tax assets, respectively. At June 30, 2012, the Company has also recorded a valuation allowance of $6.4 million against certain of its foreign net deferred tax assets. The net decrease in the valuation allowance of $14.9 million is due to changes in foreign-related valuation allowances, reductions in deferred tax liabilities and changes in select deferred tax asset accounts such as accrued liabilities, net operating losses and OCI. This amount included a net decrease of $2.2 million in federal and state valuation allowance. During the current fiscal year the Company generated federal and state taxable income due to U.S. income inclusions resulting from deemed distributions from foreign subsidiaries. This income is not considered to be from normal operating activities.

Management evaluates all available evidence; both positive and negative using a more likely than not standard, in determining if adjustments to the valuation allowance are necessary. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, previous experience with tax attributes expiring unused and tax planning alternatives. In making such judgments, significant weight is given to evidence that can be objectively verified. The ability to realize deferred tax assets depends on the ability to generate sufficient taxable income in the carry back or carry forward periods provided for in the tax law for each applicable tax jurisdiction.

As part of the 2007 acquisiton from Cardinal, the Company has been indemnified by Cardinal for tax liabilities that may arise in the future that relate to tax periods prior to April 10, 2007 (the “Formation Date”). The indemnification agreement includes, among other taxes, any and all Federal, state and international income based taxes as well as any interest and penalties that may be related thereto.

The amount of income taxes the Company may pay is subject to ongoing audits by federal, state and foreign tax authorities, which may result in proposed assessments. The Company’s estimate for the potential outcome for any uncertain tax issue is highly judgmental. The Company assesses its income tax positions and record benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the reporting date. For those tax positions for which it is more likely than not that a tax benefit will be sustained, the Company records the amount that has a greater than 50% likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. Interest and penalties are accrued, where applicable. If we do not believe that it is more likely than not that a tax benefit will be sustained, no tax benefit is recognized.

ASC 740 includes guidance on the accounting for uncertainty in income taxes recognized in the financial statements. This standard also provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. As of June 30, 2012, the Company had a total of $33.4 million of unrecognized tax benefits. A reconciliation of our unrecognized tax benefit, excluding accrued interest for June 30, 2012 is as follows:

(in millions)
Balance at June 30, 2011	$33.9
Additions based on tax positions related to the current year	4.4
Additions for tax positions of prior years	0.7
Reductions for tax positions of prior years	(5.6)

Balance at June 30, 2012	$33.4

Of this amount, $8.9 million represents the amount of unrecognized tax benefits that, if recognized, would favorably impact the effective income tax rate. An additional $16.3 million represents the amount of unrecognized tax benefits that, if recognized, would not impact the effective income tax rate due to a full valuation allowance. The remaining $8.3 million represents unrecognized tax benefits subject to indemnification by Cardinal. It is reasonably possible that the amount of the liability for unrecognized tax benefits could change by a significant amount during the next 12 month period. Finalizing examinations with the relevant taxing authorities can include formal administrative and legal proceedings and, as a result, it is difficult to estimate the timing and range of possible changes related to our unrecognized tax benefits.

In the normal course of business, the Company is subject to examination by taxing authorities throughout the world, including major jurisdictions such as Germany, United Kingdom, France, the United States, and various states. The Company is no longer subject to examinations by the relevant tax authorities for years prior to fiscal 2001.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of June 30, 2012, the Company has approximately $6.0 million of accrued interest related to uncertain tax positions, an increase of $0.9 million from the prior year. The portion of such interest and penalties subject to indemnification by Cardinal is $5.2 million, an increase of $0.8 million from the prior year.